Northwestern Mutual Series Fund, Inc.

Supplement Dated June 5, 2009 to the

Prospectus Dated May 1, 2009

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2009 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Emerging Markets Equity Portfolio – Portfolio Manager Addition

Effective June 12, 2009, Robert Lau will be added as a portfolio manager for the Emerging Markets Equity Portfolio. The Prospectus is hereby amended to include Mr. Lau’s biography under the “Emerging Markets Equity Portfolio” paragraph of the “Portfolio Managers” sub-section of the main section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” as follows:

“Robert Lau, Investment Officer of Massachusetts Financial Services Company, has been employed in the investment area of Massachusetts Financial Services Company since 2001. Mr. Lau co-manages the Emerging Markets Equity Portfolio.”